STATE OF ALABAMA  )

JEFFERSON COUNTY  )                                            9 6 0 2 / 0 9 8 6

                                ARTICLES OF AMENDMENT
                                          TO
                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY


    American Foundation Life Insurance Company hereby sets forth these Articles of Amendment to its Restated Articles of Incorporation, as heretofore amended, as follows:

    (1)  The name of the Corporation is American Foundation Life Insurance
         Company.

    (2) The amendment is to delete the provisions of subsection 4.2(g) of the Restated Articles of Incorporation as heretofore amended and insert in lieu thereof the following:

              (g) If at any time the Corporation elects to redeem shares of participating preferred stock as provided in subsection 4.2(e), the Corporation shall pay to the holders of the shares so redeemed an amount in cash equal to One Thousand Dollars ($1,000.00) per share.

    (3) The date of adoption of the amendment set forth above by the Board of Directors and shareholders of the Corporation was January 31, 1996.

    (4) The number of shares outstanding are 200,000 shares of common stock, $10.00 par value per share ("Common Stock"), and 2,000 shares of participating preferred stock, $1.00 par value per share ("Preferred Stock"), all of the shares of Common Stock and Preferred Stock being entitled to vote on the amendment.

    (5) The number of shares voted for the amendment was: 2,000 shares of Preferred Stock voting as a class for the amendment and none was voted against the amendment, and 200,000 shares of Common Stock voting as a class for the amendment and none was voted against the amendment.

    (6) The amendment does not change the amount of authorized capital stock or the stated capital of the Corporation.

    IN WITNESS WHEREOF, American Foundation Life Insurance Company has caused these Articles of Amendment to be executed for it by its President and by its Secretary and verified by its President this 31st day of January, 1996.

                                       AMERICAN FOUNDATION LIFE INSURANCE
                                        COMPANY


                                       By _____________________________________
                                          Drayton Nabers, Jr.
                                          Its President


                                       By _____________________________________
                                          John K. Wright
                                          Its Secretary


STATE OF ALABAMA   )

JEFFERSON COUNTY   )

    I, Laura R. Bagby, a notary public in and for said State and County, do hereby certify that on this 31st day of January, 1996, personally appeared before me Drayton Nabers, Jr., who is known to me and who being by me first duly sworn, declared that he is President of American Foundation Life Insurance Company, that he and John K. Wright as its Secretary signed the foregoing Articles of Amendment and that the statements therein are true and correct.

                                       ________________________________________
                                       Drayton Nabers, Jr., Affiant

        Given under my hand and official seal this 31st day of January, 1996.

                                       ________________________________________
                                       Laura R. Bagby
                                       Notary Public


My Commission Expires: ______________________                      (NOTARY SEAL)

This instrument prepared by:
John K. Wright
Attorney at Law
2801 Highway 280 South
Birmingham, Alabama  35223
(205) 868-3581

STATE OF ALABAMA  )
                  *
JEFFERSON COUNTY  )


                                ARTICLES OF AMENDMENT
                                          TO
                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY



    American Foundation Life Insurance Company hereby sets forth these Articles of Amendment to its Restated Articles of Incorporation, as heretofore amended, as follows:

    (1)  The name of the Corporation is American Foundation Life Insurance
         Company.

    (2) The amendment is to delete the provisions of subsection 4.2(g) of the Restated Articles of Incorporation as heretofore amended and insert in lieu thereof the following:

              (g) The Corporation shall redeem all shares of the participating preferred stock on the 30th day of September, 1996 and shall pay to the holders of the shares so redeemed an amount in cash equal to One Thousand Dollars ($1,000.00) per share.

    (3) The date of adoption of the amendment set forth above by the Board of Directors and shareholders of the Corporation was September 25, 1991.

    (4) The number of shares outstanding are 200,000 shares of common stock, $10.00 par value per share ("Common Stock"), and 2,000 shares of participating preferred stock, $ 1.00 par value per share ("Preferred Stock"), all of the shares of Common Stock and Preferred Stock being entitled to vote on the amendment.

    (5) The number of shares voted for the amendment was: 2,000 shares of Preferred Stock voting as a class for the amendment and none was voted against the amendment, and 200,000 shares of Common Stock voting as a class for the amendment and none was voted against the amendment.

    (6) The amendment does not change the amount of authorized capital stock or the stated capital of the Corporation.

    IN WITNESS WHEREOF, American Foundation Life Insurance Company has caused these Articles of Amendment to be executed for it by its President and by its Secretary and verified by its President this 25th day of September, 1991.


                                       AMERICAN FOUNDATION LIFE INSURANCE
                                       COMPANY


                                       By _____________________________________
                                       Drayton Nabers, Jr.
                                       Its President


                                       By _____________________________________
                                       Ryburn H. Bailey
                                       Its Secretary


STATE OF ALABAMA   )
                   *
JEFFERSON COUNTY   )

    I, Natalie R. Reid, a notary public in and for said State and County, do hereby certify that on this 25th day of September, 1991, personally appeared before me Drayton Nabers, Jr., who is known to me and who being by me first duly sworn, declared that he is President of American Foundation Life Insurance Company, that he and Ryburn H. Bailey as its Secretary signed the foregoing Articles of Amendment and that the statements therein are true and correct.


                                       ________________________________________
                                       Drayton Nabers, Jr., Affiant

       Given under my hand and official seal this 25th day of September, 1991.

                                       ________________________________________
                                       Natalie R. Reid
                                       Notary Public

My Commission Expires: __________________                        (NOTARIAL SEAL)

This instrument prepared by:
Meade Frierson, III
Maynard, Cooper, Frierson & Gale, P.C.
2400 AmSouth/Harbert Plaza
Birmingham, Alabama  35203
(205) 254-1000

                                ARTICLES OF AMENDMENT
                                          TO
                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY



    American Foundation Life Insurance Company hereby sets forth these Articles of Amendment to its Restated Certificate of Incorporation as filed in the Office of the Secretary of State of Alabama as heretofore amended by amendments filed September 26, 1983 and January 13, 1984:

    (1)  The name of the Corporation is American Foundation Life Insurance
         Company.

    (2) The amendment is to delete from the first sentence of Section 4.2(b) of Article IV the phrase "semi-annually on the first day of April and the first day of October."

    (3) The date of adoption of the amendment set forth below by the Board of Directors and shareholders of American Foundation Life Insurance Company is August 25, 1986.

    (4) The number of shares outstanding are 200,000 shares of common stock, $10.00 par value per share ("Common Stock"), and 2,000 shares of participating preferred stock, $ 1.00 par value per share ("Preferred Stock"), the shares of said Common Stock and said Preferred Stock being entitled to vote as a class upon the amendment.

    (5) The number of shares voted for the amendment was 2,000 shares of Preferred Stock voting as a class for the amendment and none against and 200,000 shares of Common Stock voting as a class for the amendment and none voted against the amendments.

    (6) The amendment does not change the amount of authorized capital stock or the stated capital of the Corporation.

    IN WITNESS WHEREOF, American Foundation Life Insurance Company has caused these Articles of Amendment to be executed for it by its President and by its Secretary, and verified by its President this 25th day of August, 1986.


                                       AMERICAN FOUNDATION LIFE INSURANCE
                                       COMPANY


                                       By _____________________________________
                                       Drayton Nabers, Jr.
                                       Its President


                                       By _____________________________________
                                       Ryburn H. Bailey
                                       Its Secretary

STATE OF ALABAMA   )
JEFFERSON COUNTY   )

    I, Natalie R. Reid, a notary public in and for said State and County, do hereby certify that on this 25th day of August, 1986, personally appeared before me Drayton Nabers, Jr., who is known to me and who being by me first duly sworn, declared that he is President of American Foundation Life Insurance Company, that he and Ryburn H. Bailey as its Secretary signed the foregoing Articles of Amendment and that the statements therein are true and correct.


                                       ________________________________________
                                       Drayton Nabers, Jr.

         Given under my hand and official seal this 25th day of August, 1986.

                                       ________________________________________
                                        Notary Public                     (SEAL)

This instrument prepared by:

Meade Frierson, III
Maynard, Cooper, Frierson & Gale, P.C.
12th Floor, Watts Building
Birmingham, Alabama  35203

                                ARTICLES OF AMENDMENT
                                          TO
                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY



    American Foundation Life Insurance Company hereby sets forth these Articles of Amendment to its Restated Articles of Incorporation as filed on November 8, 1982 in the Office of the Secretary of State of the State of Alabama as heretofore amended effective September 26, 1983:

    (1)  The name of the Corporation is American Foundation Life Insurance
         Company.

    (2) The date of adoption of the amendment set forth below by the Board of Directors and sole shareholder of American Foundation Life Insurance Company is December 30, 1983.

    (3) The number of shares outstanding are 120,000 shares of $10.00 par value common stock and 2,000 shares of $1.00 par value participating preferred stock of which 120,000 is the number of shares entitled to vote on the amendment.

    (4) The number of shares voted for the amendment was 120,000 and none was voted against the amendment.

    (5) The amendment changes the amount of authorized capital stock from 2,000 shares of participating preferred stock of the par value of $1.00 per share and 120,000 shares of common stock of the par value of $10.00 per share to 2,000 shares of participating preferred stock of the par value of $1.00 per share and 200,000 shares of common stock the par value of $10.00 per share, resulting in an increase in the stated capital of the corporation from $1,202,000.00 to $2,002,000.00.

    (6) The amendment so adopted are that Section 4.1 of its Restated Articles of Incorporation shall, on and after the date of filing of these Articles of Amendment in accordance with the Alabama Business Corporation Act, as amended, be deleted and that there be inserted in lieu thereof the provisions set forth in Exhibit A hereto, attached hereto and incorporated herein as if set forth in full at this point.

    IN WITNESS WHEREOF, American Foundation Life Insurance Company has caused these Articles of Amendment to be executed for it by its President and by its Secretary and verified by its President this 10th day of January, 1984.

                                       AMERICAN FOUNDATION LIFE INSURANCE
                                       COMPANY


                                       By _____________________________________
                                       Drayton Nabers, Jr.
                                       Its President


                                       By _____________________________________
                                       Ryburn H. Bailey
                                       Its Secretary


STATE OF ALABAMA   )

JEFFERSON COUNTY   )

    I, Archie C. James, Jr., a notary public in and for said State and County, do hereby certify that on this 10th day of January, 1984, personally appeared before me Drayton Nabers, Jr., who is known to me and who being by me first duly sworn, declared that he is President of American Foundation Life Insurance Company, that he and Ryburn H. Bailey as its Secretary signed the foregoing Articles of Amendment and that the statements therein are true and correct.


                                       ________________________________________
                                       Drayton Nabers, Jr.

        Given under my hand and official seal this 10th day of January, 1984.

                                       ________________________________________
                                        Notary Public                     (SEAL)
                                       My Commission Expires __________________

This instrument prepared by:
Meade Frierson, III
Maynard, Cooper, Frierson & Gale, P.C.
1900 First National-Southern Natural Building
Birmingham, Alabama  35203

                                     EXHIBIT A TO
                                ARTICLES OF AMENDMENT
                                          TO
                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY



                                     ARTICLE IV.

                                    CAPITAL STOCK


    4.1 The aggregate number of shares of capital stock which the Corporation shall have authority to issue shall be 200,000 shares of common stock of the par value of $10.00 per share and 2,000 shares of participating preferred stock of the par value of $1.00 per share having the rights, powers, preferences, privileges and limitations set forth in Section 4.2 below.

                                ARTICLES OF AMENDMENT
                                          TO
                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY



    American Foundation Life Insurance Company hereby sets forth these Articles of Amendment to its Restated Articles of Incorporation as filed on November 8, 1982 in the Office of the Secretary of State of the State of Alabama:

    (1)  The name of the Corporation is American Foundation Life Insurance
         Company.

    (2) The date of adoption of the amendment set forth below by the Board of Directors and sole shareholder of American Foundation Life Insurance Company is September 12, 1983.

    (3) The number of shares outstanding all of which are of one Class, $10.00 par value common stock, is 120,000 which is the number of shares entitled to vote on the amendment.

    (4) The number of shares voted for the amendment was 120,000 and none was voted against the amendment.

    (5) The amendment changes the amount of authorized capital stock from 120,000 shares of common stock of the par value of $10.00 per share to 2,000 shares of participating preferred stock of the par value of $1.00 per share and 120,000 shares of common stock the par value of $10.00 per share, resulting in an increase in the stated capital of the corporation from $1,200,000.00 to $1,202,000.00.

    (6) The amendment so adopted are that all provisions of Article IV of its Restated Articles of Incorporation shall, on and after the date of filing of these Articles of Amendment in accordance with the Alabama Business Corporation Act, as amended, be deleted and that there be inserted in lieu thereof the provisions set forth in Exhibit A hereto, attached hereto and incorporated herein as if set forth in full at this point.

    IN WITNESS WHEREOF, American Foundation Life Insurance Company has caused these Articles of Amendment to be executed for it by its President and by its Secretary and verified by its President this 13th day of September, 1983.

                                       AMERICAN FOUNDATION LIFE INSURANCE
                                       COMPANY


                                       By _____________________________________
                                          Its President


                                       By _____________________________________
                                          Its Secretary


STATE OF ALABAMA   )
JEFFERSON COUNTY   )

    I, Meade Frierson, III, a notary public in and for said State and County, do hereby certify that on this 13th day of September, 1983, personally appeared before me Lucian F. Bloodworth who is known to me and who being by me first duly sworn, declared that he is President of American Foundation Life Insurance Company, that he and Vivian Joiner as its Secretary signed the foregoing Articles of Amendment and that the statements therein are true and correct.


                                       ________________________________________
                                       Lucian F. Bloodworth, Affiant

       Given under my hand and official seal this 13th day of September, 1983.

                                       ________________________________________
                                       Notary Public                     (SEAL)
                                       My Commission Expires __________________

This instrument prepared by:
Meade Frierson, III
Maynard, Cooper, Frierson & Gale, P.C.
1900 First National-Southern Natural Building
Birmingham, Alabama  35203

                                     EXHIBIT A TO
                                ARTICLES OF AMENDMENT
                                          TO
                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY



                                     ARTICLE IV.

                                    CAPITAL STOCK


    4.1 The aggregate number of shares of capital stock which the Corporation shall have authority to issue shall be 120,000 shares of common stock of the par value of $10.00 per share and 2,000 shares of participating preferred stock of the par value of $1.00 per share having the rights, powers, preferences, privileges and limitations set forth in Section 4.2 below.

    4.2 The participating preferred stock of the Corporation shall have the rights, preferences, and voting powers, with the restrictions and limitations thereof, as set forth in the subsections below. The shares of participating preferred stock may be issued by the Board of Directors, without action by the shareholders, for such consideration as they shall deem advisable or by means of dividend upon the reclassification, reduction or restriction of surplus of the Corporation as the Board of Directors shall deem necessary or desirable, in which case shares so issued as a dividend shall be deemed fully-paid and non-assessable:

    (a) On and after April 1, 1985 the holders of the participating preferred stock shall be entitled, in preference to any dividends paid upon any stock of the Corporation, to receive minimum dividends, at the rate of Fifty Dollars ($50.00) per share per annum if, as and when declared by the Board of Directors of the Corporation. The minimum dividends shall be cumulative (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of the minimum dividends) but accumulations of minimum dividends shall not bear interest. The minimum dividends and accumulations thereof shall be payable before any dividend on any other class of capital stock of the Corporation shall be paid or set apart.

    (b) On and After April 1, 1985 the holders of the participating preferred stock shall be entitled, in preference to any dividends paid upon any stock of the Corporation, to receive additional dividends, payable semi-annually on the first day of April and the first day of October if, as and when declared by the Board of Directors of the Corporation from the statutory operating earnings of the Corporation for the immediately preceding fiscal year of the Corporation in excess of One Million Dollars ($1,000,000.00), such statutory operating earnings to be determined on the basis of insurance accounting principles prescribed or permitted under statutory authority without regard to capital gains or losses. The additional dividends on the participating preferred stock shall not be cumulative and shall be payable before any dividend on any other class of capital stock shall be paid or set apart. Such additional dividends shall be declared out of any account from which dividends are lawfully declarable, subject to the foregoing limitations.

    (c) Except as provided in (a) or (b) or both, the holders of the participating preferred stock shall not, as such, be entitled to participate in the other earnings of the Corporation or to receive any other or further dividends of any kind whatsoever or other share or interest in the profits of the Corporation for or on account of the participating preferred stock.

    (d) Upon any dissolution, liquidation, or other winding up of the Corporation, whether voluntary or involuntary and whether or not the Corporation shall have a surplus or earnings available for minimum or additional dividends or both, or upon any distribution of capital (other than in redemption of the participating preferred stock) or in the event of insolvency, rehabilitation or reorganization of the Corporation, there shall be paid to the holders of the participating preferred stock the sum of One Thousand Dollars ($1,000.00) per share, together with the amount of all unpaid, accrued dividends thereon, whether or not earned or declared, before any sum shall be paid to any assets distributed among the holders of the common stock of the Corporation, and after such payment to the holders of the participating preferred stock, all remaining assets and funds of the Corporation shall be paid to the holders of the common stock according to their respective shares, except as otherwise provided by law. If the assets remaining after payment or provision for the liabilities of the Corporation are insufficient to pay the full amount as hereinabove provided, such assets as remain shall be divided among the holders of the participating preferred stock in proportion to the number of shares of participating preferred stock held. The Corporation may, nevertheless, declare and pay dividends upon any class or classes of stock without being required to accumulate any reserve or otherwise provide in advance for any payment to holders of participating preferred stock pursuant to this subsection (d).

    Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation, nor the sale, transfer or lease of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

    (e) To the maximum extent otherwise permitted by law, the Corporation shall have the right to purchase any outstanding participating preferred stock provided, however, that no sum may be set aside for or applied to the purchase by the Corporation of any stock, common or preferred, unless and until all cumulative minimum dividends have been paid. Shares of participating preferred stock which have been purchased or redeemed by the Corporation shall be retired and cancelled and shall under no circumstances be reissued.

    (f) The participating preferred stock shall have no voting rights with respect to the election of directors or any other matters submitted to vote of the stockholders of the Corporation, except as may be otherwise provided by the Constitution and laws of the State of Alabama or except as hereinafter provided in subsection (h) below or as follows: in the event of the failure of the Corporation to pay six (6) semi-annual minimum dividends, whether or not successive, to the holders of the participating preferred stock, then and thereafter until all past minimum dividends are paid the holders of the participating preferred stock, voting separately as a class, shall have the right to elect at any annual meeting of the shareholders of the Corporation then or thereafter held until such time as the past dividends are fully paid such number of directors as shall constitute (to the next lowest whole number) one-fourth (1/4) of the Board of Directors from time to time. Unless and until such event of deficiency in the payment of minimum dividends occurs the holders of the participating preferred stock shall not be deemed to be voting shareholders of the Corporation and, thus, shall not be entitled to notice of any meetings of shareholders, annual or special, or to be entitled to participate, as such, in the management of the Corporation.

    In no event shall the holders of participating preferred stock, as such holders, be entitled to pre-emptive rights with respect to, or other right to subscribe for or purchase, any stock or other securities of the Corporation.

    (g) The Corporation shall redeem all shares of the participating preferred stock on the 30th day of September, 1991 and shall pay to the holders of the shares so redeemed an amount in cash equal to One Thousand Dollars ($1,000) per share.

    (h) The provisions of this Article IV shall not be amended, modified or repealed, nor shall any amendment or restatement of these Articles of Incorporation become effective if inconsistent with the provisions of this
Article IV, without the affirmative vote or written consent of the holders of at least two-thirds (2/3) of the outstanding shares of the participating preferred stock, unless such amendment be solely to increase the number of shares of common stock authorized.

                          RESTATED ARTICLES OF INCORPORATION
                                          OF
                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY


    Pursuant to a resolution duly adopted by its Board of Directors, American Foundation Life Insurance Company hereby adopts, in accordance with Section 10-2A-116, Code of Alabama 1975, the following Restated Articles of
Incorporation:


                                      ARTICLE I.

                                         NAME
                                         ----

    1.1 The name of the Corporation shall be American Foundation Life Insurance Company (hereinafter referred to as "the Corporation").


                                     ARTICLE II.

                                  PERIOD OF DURATION
                                  ------------------

    2.1  The duration of the Corporation shall be perpetual.


                                     ARTICLE III.

                             PURPOSES, OBJECTS AND POWERS
                             ----------------------------

    3.1  The purposes and objects and powers of the Corporation are:

    (a) To engage in any lawful business, act or activity for which a corporation may be organized under the Alabama Business Corporation Act, it being the purpose and intent of this Article III to invest the Corporation with the broadest purposes, objects and powers lawfully permitted a corporation formed under the said Act.

    (b) To carry on and all aspects, ordinary or extraordinary, of any lawful business and to enter into and carry out any transaction, ordinary and extraordinary, permitted by law, having and exercising in connection therewith all powers given to corporations by the laws of the State of Alabama.

    (c) Without limiting the scope and generality of the foregoing, the Corporation shall have the following specific purposes, objects and powers:

         (1) To transact the business of life, disability, health and accident insurance and to issue annuities and endowments and every other kind of insurance in such places as may be approved by the Board of Directors subject to applicable regulatory approvals, including without limitation, to transact the business of insuring the lives of individuals and the writing of every kind of insurance pertaining to life, including the granting, selling, purchasing and disposing of annuities and endowments; to accept risks and insure against accidents to or sickness of persons; to effect reinsurance, and generally to make all contracts and to do and perform all things whatsoever pertaining to the business of insuring lives and of taking risks against accidents to or sickness of persons, or the granting, selling, purchasing and disposing of annuities and endowments, and in and about the conduct of life insurance business to do and perform every act and thing not inconsistent with the laws of the State of Alabama or the provisions hereof.

         (2) To have and to exercise any and all of the powers specifically granted in the insurance laws of the State of Alabama, none of which shall be deemed to be inconsistent with the nature, character or object of the Corporation and none of which are denied to it by these Articles of Incorporation.

         (3) To build, manufacture or otherwise process or produce; to acquire, own, manage, operate, improve or deal with; to sell, lease, mortgage, pledge, distribute or otherwise deal in and dispose of, property of every kind and wheresoever situated.

         (4) To purchase, lease or otherwise acquire any interest in the properties and rights of any person, firm, corporation or governmental unit; to pay for the same in cash, in shares of stock, bonds, or other securities, evidences of indebtedness or property of this Corporation or of any other person, firm, corporation or governmental unit.

         (5) To be a promotor or incorporator, to subscribe for, purchase, deal in and dispose of, any stock, bond, obligation or other security, of any person, firm, corporation, or governmental unit, and while the owner and holder thereof to exercise all rights of possession and ownership.

         (6) To purchase or otherwise acquire (including, without limitation, to purchase its own shares to the extent of unreserved and unrestricted capital surplus available therefor) to the fullest extent permitted by the Alabama Business Corporation Act, and to sell, pledge or otherwise deal in or dispose of shares of its own stock, bonds, obligations or other securities.

         (7) To borrow money from any person, firm, corporation or governmental unit and to secure any debt or mortgage or pledge of any property of the Corporation; to make contracts, guarantees, and indemnity agreements and incur liabilities and issue its notes if not inconsistent with the provisions of the Constititution of Alabama as the same may be amended from time to time.

         (8) To lend money, or aid or extend credit, to, or use its credit to assist, any person, firm, corporation, or governmental unit, including, without limitation, its employees and directors and those of any subsidiary, in accordance with and subject to the provisions of the Alabama Business Corporation Act and the Alabama Insurance Code.

         (9) To guarantee any indebtedness and other obligations of, and to lend its aid and credit to, any person, firm, corporation, or governmental unit, and to secure the same by mortgage or pledge of, or security interest in, any property of the Corporation.

         (10) To consolidate, merge or otherwise reorganize in any manner permitted by law; to engage in one or more partnerships and joint ventures as general or limited partner.

         (11) To carry on its business anywhere in the United States and in foreign countries.

         (12) To elect or appoint officers and agents and define their duties and fix their compensation; to pay pensions and establish pension plans, pension trusts, profit sharing plans, stock bonus plans, stock option plans, and other incentive or deferred compensation plans for any or all of its directors, officers and employees.

         (13) To make donations for the public welfare or for charitable, scientific, or educational purposes; to transact any lawful business which the Board of Directors shall find to be in aid of governmental policy.

    3.2 All words, phrases and provisions appearing in this Article III are used in their broadest sense, are not limited by reference to or inference from any other words, phrases or provisions and shall be so construed.

                                     ARTICLE IV.

                                    CAPITAL STOCK
                                    -------------

    4.1 The aggregate number of shares of capital stock which the Corporation shall have authority to issue shall be 120,000 shares of common stock of the par value of $10.00 per share.

                                      ARTICLE V.

                        REGISTERED OFFICE AND REGISTERED AGENT
                        --------------------------------------

    5.1 The location and mailing address of the registered office of the Corporation shall be 530 Beacon Parkway W., Suite 101, Birmingham, Alabama 35209, which shall be its principal place of business and home office in the State of Alabama.

    5.2 The registered agent at such address shall be Lucian F. Bloodworth, President.

                                     ARTICLE VI.

                                  BOARD OF DIRECTORS
                                  ------------------

    6.1 The number of directors constituting the Board of Directors at the time of this filing with the Secretary of State of Alabama shall be eight.

    6.2 The names and addresses of the persons who are to serve as directors until the 1982 annual meeting of shareholders or until their successors be elected and qualify are:

    DIRECTORS                                         ADDRESS

    James R. McWane                                   530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209

    John J. McMahon, Jr.                              530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209

    Lucian F. Bloodworth                              530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209

    Olen Hendrix                                      530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209

    W. Wayne Hartsfield                               530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209

    Frank B. Whitbeck                                 530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209

    Fournier J. Gale, III                             530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209

    Herbert C. Stockham                               530 Beacon Parkway W.
                                                      Suite 101
                                                      Birmingham, Alabama 35209


                                     ARTICLE VII.

                                   INTERNAL AFFAIRS
                                   ----------------

    The following provisions for the regulation of the business and for the conduct of the affairs of the Corporation, the directors and the shareholders are hereby adopted:

    7.1 The by-laws of the Corporation shall be adopted by the shareholders. The power to alter, amend, or repeal the by-laws or adopt new by-laws shall be vested in the Board of Directors and the shareholders, or either of them, which power may be exercised in the manner and to the extent provided in the by-laws, provided, however, that the Board of Directors may not alter, amend or repeal any by-law establishing what constitutes a quorum at such shareholders' meetings, or which was adopted by the shareholders and specifically provides that it cannot be altered, amended or repealed by the Board of Directors. The by-laws may contain any provisions for the regulation of the busienss and for the conduct of the affairs of the Corporation, the directors and shareholders not inconsistent with these Articles of Incorporation.

    7.2 The business and affairs of the Corporation shall be managed by the Board of Directors. The number of directors comprising the Board of Directors shall be eight. Hereafter, the number of directors of the Corporation shall be fixed from time to time in the manner provided in the by-laws, or, in the absence of a by-law fixing or providing a manner of determining the number of directors, the number of directors shall remain eight. The Board of Directors shall consist of not less than three natural persons, and no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Any director may be removed in accordance with the provisions of the By-laws and Alabama law.

    7.3 The Corporation reserves the right from time to time to amend, alter or repeal each and every provision contained in these Articles of Incorporation, or to add one or more additional provisions, in the manner now or hereafter prescribed or permitted by the Alabama Insurance Code or the Alabama Business Corporation Act, and all rights conferred upon shareholders at any time are granted subject to this reservation.

    The foregoing Restated Articles of Incorporation correctly set forth without change the corresponding provisions of the Articles of Incorporation as heretofore amended and these Restated Articles of Incorporation supersede the original Certificate of Incorporation and all amendments thereto.

    IN WITNESS WHEREOF, American Foundation Life Insurance Company has caused these Restated Articles of Incorporation to be executed for it by its President and by its Secretary and verified by its President this 8th day of September, 1982.


                                       AMERICAN FOUNDATION LIFE INSURANCE
                                       COMPANY


                                       By______________________________________
                                         Its President


                                       By______________________________________
                                         Its Secretary

STATE OF ALABAMA   )
JEFFERSON COUNTY   )

    I, Toni Prewitt, a notary public in and for said State and County, do hereby certify that on this 8th day of September, 1982, personally appeared before me Lucian F. Bloodworth who is known to me and who being by me first duly sworn, declared that he is President of American Foundation Life Insurance Company, that he and Vivian Joiner as its Secretary signed the foregoing Articles of Amendment and that the statements therein are true and correct.


                                       ________________________________________
                                       Lucian F. Bloodworth, Affiant

        Given under my hand and official seal this 8th day of September, 1982.

                                       ________________________________________
                                       Notary Public                     (SEAL)


This instrument prepared by:

Cabaniss, Johnston, Gardner,
   Dumas & O'Neal
1900 First National-Southern Natural Building
Birmingham, Alabama  35203

    IN WITNESS WHEREOF, American Foundation Life Insurance Company has caused these Articles of Amendment to be executed for it by its President and by its Secretary and verified by its President this 31st day of January, 1996.

                                       AMERICAN FOUNDATION LIFE INSURANCE
                                       COMPANY


                                       By _____________________________________
                                          Drayton Nabers, Jr.
                                          Its President


                                       By _____________________________________
                                          John K. Wright
                                          Its Secretary


STATE OF ALABAMA   )

JEFFERSON COUNTY   )

    I, Laura R. Bagby, a notary public in and for said State and County, do hereby certify that on this 31st day of January, 1996, personally appeared before me Drayton Nabers, Jr., who is known to me and who being by me first duly sworn, declared that he is President of American Foundation Life Insurance Company, that he and John K. Wright as its Secretary signed the foregoing Articles of Amendment and that the statements therein are true and correct.


                                       ________________________________________
                                       Drayton Nabers, Jr., Affiant

        Given under my hand and official seal this 31st day of January, 1996.

                                       ________________________________________
                                       Laura R. Bagby
                                       Notary Public

My Commission Expires: ______________________                      (NOTARY SEAL)

This instrument prepared by:
John K. Wright
Attorney at Law
2801 Highway 280 South
Birmingham, Alabama  35223
(205) 868-3581